SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement             [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                   Commission Only (as permitted
[ ]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                             Royal Precision, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                              ROYAL PRECISION, INC.
                             15170 NORTH HAYDEN ROAD
                                     SUITE 1
                              SCOTTSDALE, AZ 85260



                       1999 ANNUAL MEETING OF STOCKHOLDERS




                                                              September 24, 1999

Dear Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Royal Precision, Inc. which will be held at 9:30 a.m., Local Time, on October 12, 1999 at 15170 North Hayden Road, Suite 1, Scottsdale, Arizona. The matters on the meeting agenda are described in the Notice of 1999 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

     We hope you will be able to attend the meeting, but whatever your plans, we ask that you please complete, execute, and date the enclosed proxy card and return it in the envelope provided so that your shares will be represented at the meeting.

                                Very truly yours,

/s/ Raymond J. Minella                            /s/ Thomas A. Schneider

Raymond J. Minella, Chairman of the Board         Thomas A. Schneider, President

                              ROYAL PRECISION, INC.

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD OCTOBER 12, 1999


TO THE STOCKHOLDERS OF
ROYAL PRECISION, INC.

     The Annual Meeting of the Stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), will be held at 15170 North Hayden Road, Suite 1, Scottsdale, Arizona, on October 12, 1999 at 9:30 a.m., Local Time, for the following purposes:

1. To elect two directors, each to serve for a term of three years or until their successors are duly elected;

2. To consider and act upon a proposal to amend the Company's Amended and Restated Certificate of Incorporation to decrease the number of authorized shares of Common Stock, par value $.001 per share, from 50,000,000 to 10,000,000, and the number of authorized shares of Preferred Stock, par value $.001 per share, from 5,000,000 to 1,000,000; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on August 23, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A list of stockholders will be available for examination by any stockholder at the Annual Meeting and for a period of 10 days before the Annual Meeting, at the Company's office, 15170 North Hayden Road, Suite 1, Scottsdale, Arizona.

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED.


                       By Order of the Board of Directors


/s/ Raymond J. Minella                            /s/ Thomas A. Schneider

Raymond J. Minella, Chairman of the Board         Thomas A. Schneider, President


Scottsdale, Arizona
September 24, 1999

                              ROYAL PRECISION, INC.

                                   ----------

                       1999 ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 12, 1999

                                   ----------

                                 PROXY STATEMENT

                            DATED SEPTEMBER 24, 1999

                                   ----------

                               GENERAL INFORMATION

     SOLICITATION. This Proxy Statement is furnished to the stockholders of Royal Precision, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies to be voted at the 1999 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on October 12, 1999 and any adjournment thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about September 24, 1999.

     VOTING RIGHTS. Stockholders of record at the close of business on August 23, 1999 are entitled to notice of and to vote at the Annual Meeting. As of that date, there were 5,667,375 shares of Common Stock of the Company, par value $.001 per share ("Common Stock"), issued and outstanding. Each stockholder of record on August 23, 1999 is entitled to one vote per share held with respect to all matters which may be brought before the Annual Meeting.

     AUTHORIZATION. All shares represented by properly executed proxies received by the Company pursuant to this solicitation will be voted in accordance with the stockholder's directions specified on the proxy card. If no directions have been specified by marking the appropriate squares on the accompanying proxy card, the shares represented by such proxy will be voted in accordance with the recommendation of the Board of Directors, which is (1) FOR the election of David
E. Johnston and Thomas A. Schneider as directors of the Company and (2) FOR the amendment of Article Fourth of the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to decrease the number of authorized shares of Common Stock from 50,000,000 to 10,000,000 and the authorized shares of Preferred Stock from 5,000,000 to 1,000,000 (the "Amendment"). The proxy will also be voted at the discretion of the persons acting under the proxy to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

     REVOCATION. Any stockholder returning the accompanying proxy has the power to revoke it at any time before its exercise by giving notice of revocation to the Company, by duly executing and delivering to the Company a proxy card bearing a later date, or by voting in person at the Annual Meeting.

     STOCKHOLDER AGREEMENT. As of the record date for the Annual Meeting, the Edwards/Johnston Group (see "SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS; note (m)"), held approximately 57% of the Common Stock of the Company and corresponding voting power which will be sufficient to elect both of the nominees as directors. The provisions of the Stockholder Agreement do not pertain to any other issue to be voted on by stockholders.

     TABULATION. Under Section 216 of the General Corporation Law of the State of Delaware ("GCL") and the bylaws of the Company, a quorum must be present at the Annual Meeting in order for any valid action, including the election of directors and voting on the other matters presented to the meeting, other than adjournment, to be taken thereat. Section 216 of the GCL and the bylaws of the Company provide that a quorum consists of a majority of the shares entitled to vote at the Annual Meeting present in person or represented by proxy. Shares represented by signed proxies that are returned to the Company will be counted toward the quorum in all matters even though they are marked as "Abstain," "Against" or "Withhold Authority" on one or more or all matters or they are not marked at all (see "Authorization"). Broker/dealers, who hold their customers' shares in street name, may, under the applicable rules of the exchanges and other self-regulatory organizations of which such broker/dealers are members, sign and submit proxies for such shares and may vote such shares on routine matters, which, under such rules, typically include the election of directors, but broker/dealers may not vote such shares on other matters, which typically include approval of an amendment to a certificate of incorporation (such as that on the agenda), without specific instructions from the customer who owns such shares. Proxies signed and submitted by broker/dealers which have not been voted on certain matters as described in the previous sentence are referred to as broker non-votes. Such proxies count toward the establishment of a quorum.

     Under Section 216 of the GCL and the bylaws of the Company, directors are elected by a plurality of the votes for the respective nominees. Therefore, proxies that are marked "Withhold Authority" and broker non-votes, if any, will not affect the election of directors.

     Under Section 242 of the GCL, the Amendment must be approved by a majority of the total stockholder votes entitled to be cast on the issue. For the purposes of Section 242 of the GCL, proxies marked "Abstain" and broker non-votes have the same effect as votes "Against" approval.

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

     At the Annual Meeting, the two nominees to the Board of Directors receiving the highest number of votes will be elected to serve for terms of three years or until their successors are duly elected. See "GENERAL INFORMATION - Tabulation." The Company has no reason to believe that either of the nominees named below will not stand for election or serve as a director. In the event either person nominated fails to stand for election, the proxies will be voted for the election of such other person as designated by the persons named in the proxy.

BUSINESS EXPERIENCE

     NOMINEES OF THE BOARD OF DIRECTORS FOR ELECTION AT THE 1999 ANNUAL MEETING

     David E. Johnston, age 44, served as Vice President of the Company from its organization in 1996 until October 1997, and Executive Vice President, Chief Operating Officer from October 1997 until August 1998 and Executive Vice President, Special Projects from August 1998 until his resignation as an officer in August 1999. Mr. Johnston has been a director of the Company since June 1996. Mr. Johnston serves as Executive Director of the Johnston Family Foundation, a private charitable foundation. Mr. Johnston was Sales Manager of Buckhorn Rubber Products, Inc., a molded rubber products manufacturer, from 1989 to 1996. Mr. Johnston is the son of Richard P. Johnston, a director of the Company.

     Thomas A. Schneider, age 39, is a certified public accountant and was Vice President - Finance and Secretary of Royal Grip, Inc. from January 1996 to October 1997 and served as Vice President, Chief Financial Officer of the
Company from October 1997 to August 1998, when he was elected to serve as President, Chief Operating Officer and Chief Financial Officer. Prior to 1996, Mr. Schneider served for five years as the controller of Karsten Manufacturing Corp., the maker of Ping golf equipment.

     DIRECTORS WHOSE TERMS CONTINUE UNTIL THE 2000 ANNUAL MEETING

     Danny Edwards, age 47, has been a director and Vice Chairman of the Board of the Company since August 1997. Mr. Edwards was Chairman of the Board and chief executive officer of Royal Grip, Inc. from its inception in 1988 until 1997 and served as President from 1988 to 1994. Mr. Edwards has played on the Professional Golf Association Tour since 1975 and has won five tournaments. Mr. Edwards is a principal of Danny Edwards Profile Sports, which conducts corporate golf schools for executives throughout the United States.

     Richard P. Johnston, age 68, is a private investor and Trustee of the Johnston Family Foundation. Mr. Johnston was Chairman of the Board of Merbanco, Inc. ("Merbanco"), a merchant banking company, from 1991 to 1998, served as Chairman of the Board of Republic Realty Mortgage Co., a commercial mortgage company, from 1992 to 1995, and was Managing Director of Hamilton Robinson & Co., an investment advisory company from 1991 to 1994. Mr. Johnston has been a director of the Company since its organization in 1996 and served as Chairman of the Board of the Company from May 1996 to October 1997. Mr. Johnston is a director of Myers Industries, Inc. (MYE: AMEX), a plastic and rubber products manufacturer. Richard P. Johnston is the father of David E. Johnston.

     Raymond J. Minella, age 49, has been a director of the Company since its organization in 1996 and Chairman of the Board since August 1998. Since 1990, Mr. Minella has been an indirect managing partner of Berenson Minella & Company, L.P., an investment and merchant banking firm. Mr. Minella is a director of NEXClaim, Inc., an insurance recovery business, and a member of the board of National Network of Estate Planning Attorneys, located in Denver, Colorado.

EXECUTIVE OFFICERS

     The principal occupation of each other executive officer of the Company for the past five years is as follows:

     Anthony Montgomery, age 36, was President of Montgomery & Assoc. from 1993 to 1995 and Vice President of Unique Impressions from 1995 to 1996, companies engaged in manufacturing and marketing of golf products, served as Director of Sales of FM Precision Golf Manufacturing Corp., the Company's shaft manufacturing subsidiary, in 1996 and 1997, served as Vice President, Sales of the Company from April 1998 to July 1999 and has served as Executive Vice President, Sales and Marketing of the Company since July 1999.

     Ronald L. Chalmers, age 54, served as the Director of Sales/Marketing of Brunswick Corporation from 1992 to May 1996. From May 1996 until October 1997, he served as President of FM Precision Golf Manufacturing Corp. He has served as Executive Vice President - Administration/Manufacturing of the Company since October 1997 and was a director of the Company from June 1996 to August 1999.

     Kevin Neill, age 30, is a certified public accountant and served as Corporate Controller of the Company since June 1998 and Vice President-Finance since January 1999. From July 1991 to October 1995, Mr. Neill was employed by Arthur Andersen LLP, an accounting firm, and from October 1995 to June 1998, he was Assistant Controller of SunCor Development, a real estate development company.

BOARD OF DIRECTORS MEETINGS

     The Board of Directors held 11 meetings in fiscal 1999 and each of the directors attended at least 75% of the aggregate number of meetings of the Board of Directors (held during the period for which such director served) and committees (if any) on which such director served.

COMMITTEES

     The Company has a standing Audit Committee and a standing Personnel and Compensation Committee. The Personnel and Compensation Committee recommends nominees for director.

     The Audit Committee (currently comprised of Raymond J. Minella and David E. Johnston), recommends the firm to be employed by the Company as its independent auditors; consults with the firm so chosen to be the independent auditors with regard to the plan of audit; reviews, in consultation with the independent auditors, their report of audit, or proposed report of audit, and the accompanying management letter, if any, and consults with the independent auditors with regard to the adequacy of the internal accounting controls. The Audit Committee held one meeting in fiscal 1999.

     The Personnel and Compensation Committee (currently comprised of Raymond J. Minella and Danny Edwards) reports on the selection of the principal officers, including the chairman, president and other executive officers, and the fixing of their salaries; determines the amount of salary and bonus paid to principal officers of the Company and its subsidiaries; administers certain employee benefit plans and identifies candidates and recommends to the Board of Directors nominees for membership on the Board of Directors. The Personnel and Compensation Committee's current policy is that only the Board has the power to approve nominees for directors, recommendations for nominees can come only through the Personnel and Compensation Committee, and the Personnel and
Compensation Committee will consider nominees recommended by stockholders, management, board members and others (subject, however, to the Stockholder Agreement described under note (m) of "SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS.") The Personnel and Compensation Committee held two meetings in fiscal 1999.

                        AMENDMENT TO AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

     The Board of Directors has proposed an amendment to the Certificate of Incorporation and directed that the Amendment be submitted to the stockholders for approval. The Amendment would decrease the number of authorized shares of Common Stock from 50,000,000 to 10,000,000 and the authorized shares of Preferred Stock from 5,000,000 to 1,000,000.

     The full text of the proposed resolution and Amendment related to Proposal 2 is as follows:

     "RESOLVED, that Section 1 of Article Fourth of the Amended and Restated Certificate of Incorporation of the Company be further amended by deleting said
Section 1 in its entirety and substituting in lieu thereof a new Section 1 of Article Fourth that reads as follows:

     'Section 1. AUTHORIZED SHARES. The total number of shares of stock which the Corporation shall have the authority to issue is 11,000,000, of which 1,000,000 are shares of Preferred Stock with a par value of one mil ($0.001) per share ("Preferred Stock"), and 10,000,000 are shares of Common Stock with a par value of one mil ($0.001) per share ("Common Stock")'."

     On August 23, 1999, there were 5,667,375 shares of Common Stock issued and outstanding. This number does not include 474,434 shares reserved for issuance under outstanding options to purchase shares of Common Stock nor 646,770 shares reserved for such purposes and available for issuance. There are no shares of Preferred Stock outstanding.

     The Board of Directors has deemed it advisable and in the best interests of the Company to decrease the authorized number of shares of Common and Preferred Stock by amending Article Fourth of the Certificate of Incorporation. This amendment will substantially reduce the Company's Delaware franchise taxes on an ongoing basis.

     THIS AMENDMENT WILL HAVE NO EFFECT ON OUTSTANDING SHARES.

     If stockholders approve the amendment, the Company will file a Certificate of Amendment relating thereto with the Secretary of State of Delaware to make the amendment effective, which filing will occur as soon as reasonably practicable following such approval. The approval of the Amendment requires a majority of the votes entitled to be cast on the Amendment by the holders of Common Stock.

     The Board of Directors recommends a vote "FOR" approval of the Amendment.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                   DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

     The following table sets forth, as of August 23, 1999, certain information with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director or nominee for director of the Company, (iii) each of the Named Executives (see "COMPENSATION OF MANAGEMENT; Summary Compensation Table"), and (iv) the Company's directors and executive officers as a group.

                                                   Number of       Percent
            Beneficial Owner                       Shares (a)      of Class
---------------------------------------          ------------      --------
Ronald L. Chalmers (c)                            140,814(c)           2%
Thomas A. Schneider (d)                            21,227(d)          (b)
Kenneth J. Warren (e)                             349,554(e)(m)        6%
Danny Edwards (f)                                 589,052(f)(m)       10%
David E. Johnston (g)                             219,875(g)(m)        4%
Richard P. Johnston (h)                           695,461(h)(m)       12%
Raymond J. Minella (i)                          1,240,091(i)(m)       22%
Berenson Minella Investment Partnership,
L.P. No. VI (j)                                 1,231,741(j)(m)       22%
Christopher A. Johnston (k)                     1,286,313(k)          23%
Johnston Family Charitable Remainder
Unitrust #3 (l)                                   646,309(l)(m)       11%
Edward/Johnston Group (m)                       3,304,453(m)          57%
All directors and officers as a group
(9 persons)                                     3,313,933(n)          57%
----------
(a) Unless otherwise indicated, the beneficial owner has sole voting and dispositive power over these shares subject to the spousal rights, if any, of the spouses of those beneficial owners who have spouses.
(b)  Less than 1%.
(c) Mr. Chalmers' address is c/o FM Precision Golf Manufacturing Corp., P.O. Box 298, Torrington, CT 06790. This amount includes 15,553 shares issuable upon the exercise of options which are exercisable within 60 days. Mr. Chalmers' shares are subject to an agreement with the Company which grants the Company a right of first refusal and a sell right upon termination of his employment with the Company. These rights are not currently exercisable within 60 days.
(d) Mr. Schneider's address is 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260. This amount includes 20,227 shares issuable upon the exercise of options which are exercisable within 60 days.
(e) Mr. Warren's address is 5920 Cromdale Drive, Suite 1, Dublin, OH 43017. This amount includes 15,323 shares issuable upon the exercise of options which are exercisable within 60 days and 334,031 shares which have been pledged to RPJ/JAJ Partners, Ltd. under a pledge agreement pursuant to which the pledgee will only acquire voting power or dispositive power over the shares upon the occurrence of certain contingencies which have not yet occurred. This amount does not include 69,006 shares subject to a stockholder agreement which grants Mr. Warren and Christopher A. Johnston rights of first refusal, which rights are not currently exercisable, and under which stockholder agreement Mr. Warren has granted a right of first refusal and a call right on his 334,031 shares to Christopher A. Johnston, which rights are not currently exercisable.
(f) Mr. Edwards' address is 15990 North Greenway-Hayden Loop #900, Scottsdale, AZ 85260. This amount includes (i) 62,550 shares issuable upon the exercise of options which are exercisable within 60 days; and (ii) 100,000 shares as to which Mr. Edwards has granted Robert G. J. Burg, II, a former director of the Company, the right to purchase, which right has not been exercised.
(g) Mr. Johnston's address is 1935 West Muirhead Loop, Suite 128, Tucson, AZ 85737. This amount includes 11,106 shares issuable upon the exercise of options which are exercisable within 60 days.
(h) Mr. Johnston's address is 4350 Greens Place, Wilson, WY 83014. This amount includes (i) 646,309 shares owned by Richard P. Johnston and Jayne A. Johnston, as Trustees of the Johnston Family Charitable Remainder Unitrust

     #3, over which shares Mr. Johnston and his wife share voting and dispositive power; (ii) 24,100 shares owned by Richard P. Johnston and Jayne A. Johnston, as Trustees of the Johnston Family Living Trust u/a dated April 11, 1994, over which shares Mr. Johnston and his wife share voting and dispositive power and (iii) 25,052 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include 334,031 shares which have been pledged to RPJ/JAJ Partners, Ltd., of which Richard P. Johnston and Jayne A. Johnston are general partners, under a pledge agreement which grants voting and dispositive power over such shares to RPJ/JAJ Partners, Ltd. upon the occurrence of certain contingencies which have not yet occurred.
(i)  Mr.  Minella's  address is c/o Berenson  Minella & Co., 667 Madison Avenue,
     New York, NY 10021. This amount includes 1,231,741 shares owned by Partnership VI, of which Mr. Minella is an indirect general partner (see note (j)). As such, Mr. Minella shares voting power and investment power over these shares. This amount also includes 8,350 shares issuable upon the exercise of options which are exercisable within 60 days.
(j) The address of Berenson Minella Investment Partnership, L.P. No. VI ("Partnership VI") is 667 Madison Avenue, New York, NY 10021. Berenson Minella & Company, L.P. ("Berenson Minella") is the sole general partner of Partnership VI. Berenson Corp., which is wholly owned by Jeffrey L. Berenson, and Minella Corp., which is wholly owned by Raymond J. Minella, are the general partners of Berenson Minella. Partnership VI, Berenson Minella, Berenson Corp., Minella Corp., Raymond J. Minella and Jeffrey L. Berenson may each be deemed to have shared voting and shared investment power over these shares.
(k) Mr. Johnston's address is 3490 Clubhouse Drive, Suite 102, Jackson Hole, WY 83001. This amount does not include 403,037 shares owned by Mr. Warren and others subject to a stockholders agreement which grants Mr. Johnston a right of first refusal and a call right, which rights are not currently exercisable.
(l) The address of the Johnston Family Charitable Remainder Unitrust #3 is 4350 Greens Place, Wilson, WY 83014. This amount does not include 334,031 shares pledged to RPJ/JAJ Partners, Ltd. pursuant to a pledge agreement which grants voting and dispositive power over such shares to RPJ/JAJ Partners upon the occurrence of certain contingencies which have not yet occurred. The general partners of RPJ/JAJ Partners, Ltd. are Richard P. Johnston and his wife, Jayne A. Johnston (see note (h)).
(m) On May 12, 1997, Danny Edwards, Drew M. Brown, DMB Property Ventures Limited Partnership, the general partner of which is DMB GP, Inc. (the shareholders of which are Drew M. Brown, Mark N. Sklar and the Bennett Dorrance Trust dated April 21, 1989, the trustee of which is Bennett Dorrance), Mark N. Sklar and Bennett Dorrance (collectively the "Edwards Parties"), Christopher A. Johnston, RPJ/JAJ Partners, Ltd., the general partners of which are Richard P. Johnston and Jayne A. Johnston, David E. Johnston, Berenson Minella (see note (j) for more information regarding Berenson Minella's ownership of shares and the owners of Berenson Minella), Kenneth J. Warren (collectively the "Johnston Parties") (the Edwards Parties and the Johnston Parties collectively form the "Edwards/Johnston Group"), and the Company entered into a Stockholder Agreement whereby they agreed that the Company's Board of Directors would be composed of nine members, three of which are elected by the Edwards Parties and six of which are elected by the Johnston Parties. (The Board of Directors subsequently decreased the number of directors to five.) The Stockholder Agreement was amended in January 1999, whereby Christopher A. Johnston was released as a party to the Stockholder Agreement. The Johnston Family Charitable Remainder Unitrust #3, as the current owner of shares previously held by RPJ/JAJ Partners, Ltd., is a member of the Edwards/Johnston Group (see note
     (l)). The Edwards/Johnston Group's address is c/o Richard P. Johnston, 4350 Greens Place, Wilson, WY 83014.
(n) This amount includes 174,267 shares issuable upon the exercise of options which are exercisable within 60 days. This amount does not include the shares excluded by notes (e), (h) and (k) above.

                           COMPENSATION OF MANAGEMENT

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the annual and long term compensation of the chief executive officer of the Company and the other executive officers, whose total annual salary and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executives"), for the Company's fiscal years since its inception.

                                                                               Long Term
                                                                              Compensation
                                                                                 Awards
                                                                              ------------
                                                                               Securities
                                                       Annual Compensation     Underlying
                                                       -------------------      Options      All Other
Name and Principal Position                     Year    Salary       Bonus      (shares)    Compensation
---------------------------                     ----    ------       -----      --------    ------------
Christopher A. Johnston, Chairman of the       1997    $150,500(b)       --      54,572             --
Board, Chief Executive Officer (a)             1998    $135,589          --          --             --
                                               1999          --     $33,000(b)       --       $200,479

Thomas A. Schneider, President, Chief          1997    $104,016          --      25,456             --
Operating Officer                              1998    $110,000          --          --             --
                                               1999    $110,000          --      50,000             --

David E. Johnston, Executive Vice President    1997          --(c)       --      11,106             --
                                               1998    $ 88,481          --          --       $  2,797
                                               1999    $104,714          --          --       $    932

Ronald L. Chalmers, Executive Vice President   1997    $ 88,788          --       5,553             --
                                               1998    $ 90,000          --          --       $ 16,623
                                               1999    $ 95,047          --      10,000       $  9,946

----------
(a)  Mr. Johnston resigned as an officer and director in August 1998.
(b) This amount was paid by Merbanco pursuant to a management agreement that has since been terminated.
(c)  Mr.  Johnston  did not become an employee of the Company  until fiscal year
     1998.

OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth certain information with respect to options, warrants or rights to purchase securities from the Company granted to the Named Executives during fiscal year 1999:

                            Number of
                           Securities        % of Total
                           Underlying     Options Granted
                         Options Granted  to Employees in   Exercise Price
         Name                  (#)          Fiscal Year       ($/Share)     Expiration Date
         ----            ---------------    -----------       ---------     ---------------
Christopher A. Johnston        --                --               --               --
Thomas A. Schneider        50,000 (a)            48%           $4.75           9/18/08
David E. Johnston              --                --               --               --
Ronald L. Chalmers         10,000 (a)            10%           $1.81           1/06/09

----------
(a) This option vests one-third on each of the first three anniversaries of the date of grant.

AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

     The following table sets forth certain information concerning the number and value of unexercised options held by the Named Executives at the end of the fiscal year ended May 31, 1999.

                                                             Number of Unexercised   Value of Unexercised
                                                             Securities Underlying       In-the-Money
                                                             Option/SARs at FY-end      Options/SARs at
                                                                      (#)                 FY-end ($)
                                                             ----------------------  ---------------------
                         Shares Acquired                          Exercisable/           Exercisable/
        Name               on Exercise    Value Received ($)     Unexercisable           Unexercisable
        ----               -----------    ------------------     -------------           -------------
Christopher L. Johnston      54,572            $198,369               0/0                      0/0
Thomas A. Schneider            --                 --             15,986/54,242                 0/0
David E. Johnston              --                 --                11,106/0                30,653/0
Ronald L. Chalmers             --                 --              5,553/10,000            15,326/11,900

PERSONAL SERVICES AGREEMENT WITH DIRECTOR

     The Company entered into a Consulting Agreement with Danny Edwards in 1997. This agreement expired August 29, 1999. Upon termination of the Consulting
Agreement, Mr. Edwards entered into a Personal Services Agreement with the Company to terminate May 31, 2001 whereby Mr. Edwards agrees to make himself available for up to 20 hours per calendar quarter to provide personal services to the Company relating to its business, to endorse the products of the Company, to promote the Company and use its products while appearing on the "Nike" tour and in golf tournaments sponsored by the PGA and in the conduct of his golf school, and to permit four persons designated by the Company to attend his golf school during the term of the Agreement. The Company agreed to pay Mr. Edwards $5,000 per month and provide him with health insurance for his services. Mr. Edwards agreed not to compete with the Company during the term of the Agreement and to hold confidential information in confidence during the term of the Agreement and for one year thereafter.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

     As of January 28, 1999, the Company entered into a letter agreement with Mr. Edwards, one of the directors, as a result of which the following options to purchase Common Stock of the Company were canceled:

          Options to purchase 53,033 shares with an exercise price of $5.50 and 55,000 shares with an exercise price of $6.00 held by Robert G. J. Burg II, a former director of the Company;

          Options to purchase 2,357 shares with an exercise price of $5.50, 40,193 shares with an exercise price of $6.06 and 20,000 shares with an exercise price of $6.60 held by Mr. Edwards; and

          An option to purchase 7,500 shares with an exercise price of $13.00 held by Everen Securities (one-half of which is beneficially owned by Lawrence Bain, a former director of the Company).

     In place of these canceled stock options, new stock options for an equal number of shares with otherwise similar terms with exercise prices of $3.19 and expiration dates five years from the date of grant were issued to Messrs. Burg and Edwards and to Everen Securities. Mr. Edwards had required such cancellation and reissuance as a condition to waiving certain contractual rights which he possessed under the Stockholder Agreement.

     Non-employee directors receive a quarterly retainer of $2,500, as well as reimbursement for certain travel expenses incurred in connection with attending meetings.

                              CERTAIN TRANSACTIONS

     The Company paid legal fees of $209,893 and $165,482 to Kenneth J. Warren, a director (during the relevant periods), Secretary and general counsel, during the fiscal years ended May 31, 1998 and 1999, respectively.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The  Company  does not know of any  failures  to make  filings  required by
Section 16 on a timely basis by any of its directors, executive officers or beneficial owners of 10% or more of its equity securities.

                             INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP served as the Company's independent accountants for the fiscal year ended May 31, 1999 and has audited the Company's financial statements since its inception in 1996. At the suggestion of management, the Audit Committee has recommended the retention of Arthur Andersen as the Company's independent accountants for the 2000 fiscal year.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement if he so desires and is expected to be available to respond to appropriate questions of stockholders.

                                 OTHER BUSINESS

     The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. If, however, any other matters are properly brought before the meeting, it is intended that the persons named in the enclosed proxy will vote the shares represented thereby in accordance with their best judgment.

                         COST OF SOLICITATION OF PROXIES

     The cost of this solicitation will be paid by the Company. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company will reimburse such persons for their expenses in so doing.

                              STOCKHOLDER PROPOSALS

     A stockholder proposal intended for inclusion in the proxy statement and form of proxy for the Annual Meeting of Stockholders of the Company to be held in 2000 ("2000 Annual Meeting") must be received by the Company before May 27, 2000 at its executive offices at 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260, Attention: President. A stockholder who wishes to nominate a candidate for election to the Board of Directors must follow the procedures set forth in
Section 2.2 of the Company's Bylaws. A copy of these procedures is available upon request from the Company at 15170 North Hayden Road, Suite 1, Scottsdale, AZ 85260, Attention: President. In order for a stockholder to nominate a candidate for the Board of Directors election at the 2000 Annual Meeting, notice of the nomination must be delivered to the Company's executive offices,
Attention: Secretary, before May 27, 2000.

                              ROYAL PRECISION, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Richard P. Johnston and Kenneth J. Warren, and each of them, severally, with full power of substitution, as proxies for the undersigned, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Common Stock of Royal Precision, Inc. held of record by the undersigned on August 23, 1999, at the Annual Meeting of Stockholders to be held on October 12, 1999, or any adjournment thereof, with all the power the undersigned would possess if present in person.

                 THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION
             OF BOTH NOMINEES NAMED BELOW AND A VOTE FOR PROPOSAL 2.

1. TO ELECT AS DIRECTORS THE NOMINEES NAMED BELOW FOR TERMS OF THREE YEARS AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED.

                                    NOMINEES:
           David E. Johnston                       Thomas A. Schneider

     [ ] FOR both nominees listed above (except as marked to the contrary)

     [ ] WITHHOLD AUTHORITY to vote for both nominees listed above

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR EITHER INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.)

2. APPROVAL OF AMENDMENT TO THE COMPANY'S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

     [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

           (Continued, and to be dated and signed, on the other side.)

                         (Continued from the other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES LISTED ABOVE AND FOR PROPOSAL 2.

     The undersigned hereby acknowledges receipt with this Proxy of a copy of the Notice of Annual Meeting and Proxy Statement dated September 24, 1999 and a copy of the Company's 1999 Annual Report to Stockholders.

                                       Dated _____________________________, 1999


                                       _________________________________________
                                                     (Signature)

                                       _________________________________________
                                              Signature (if held jointly)


                                        IMPORTANT:  Please sign  exactly as name
                                        or names appear to the left. When shares
                                        are held by joint  tenants,  both should
                                        sign.    When   signing   as   attorney,
                                        executor,   administrator,   trustee  or
                                        guardian,  please  give  full  title  as
                                        such.  Corporations should sign in their
                                        full corporate  name by their  president
                                        or  other  authorized   officer.   If  a
                                        partnership or other entity, please sign in partnership or other entity name by an authorized person. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.